SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT




Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)              November 30, 2000



                              ALFACELL CORPORATION
             (Exact name of registrant as specified in its charter)



          Delaware                       0-11088               22-2369085
(State or other jurisdiction  (Commission file Number)  (IRS Identification No.)
      of incorporation)




               225 Belleville Avenue, Bloomfield, New Jersey 07003 (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code        (973) 748-8082





(Former name or former address, if changed since last report)

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.

Exhibit No.     Description
-----------     -----------

99.1            Letter to Shareholders of Alfacell Corporation, dated
                November 30, 2000.


Item 9.  Regulation FD Disclosure

The letter attached as Exhibit 99.1 hereto is furnished pursuant to Regulation FD; it is not filed.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  November 30, 2000

                                                    ALFACELL CORPORATION
                                                        (Registrant)


                                         By: /s/ Kuslima Shogen
                                             -----------------------------------
                                             Kuslima Shogen
                                             Chief Executive Officer